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                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2000-A

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
Agreement (capitalized terms used herein are defined in Appendix A thereto)

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
Distribution Date:  November 27, 2000

(i)    Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                  $7,846,600.20
                ( $ 0.0000785, per $1,000 original principal amount of Class A-1 Notes)

(ii)   Amount of principal being paid or distributed in respect of the
       Class A-2 Notes:
                   $0.00
                (  $   - , per $1,000 original principal amount of Class A-2 Notes)

(iii)  Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                  $3,005,888.89
                ( $ 0.0000301, per $1,000 original principal amount of Class A-1 Notes)

(iv)   Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                  $13,901,750.00
                ( $ 0.0000309, per $1,000 original principal amount of Class A-2 Notes)

(v)    Amount of Noteholders' Interest Index Carryover being paid or distributed (if any)
       and amount remaining (if any):
       (1)     Distributed to Class A-1 Noteholders:
                        $0.00
                     (  $   -  , per $1,000 original principal amount of Class A-1 Notes)

       (2)     Distributed to Class A-2 Noteholders:
                        $0.00
                     (  $   -  , per $1,000 original principal amount of Class A-2 Notes)

       (3)     Balance on Class A-1 Notes:
                        $0.00
                     (  $   -  , per $1,000 original principal amount of Class A-1 Notes)

       (4)     Balance on Class A-2 Notes:
                        $0.00
                     (  $   -  , per $1,000 original principal amount of Class A-2 Notes)

(vi)   Payments made under the Cap Agreement on such date:   November 24, 2000
                     (  $0.00   with respect to the Class A-1 Notes,
                     (  $0.00   with respect to the Class A-2 Notes;
                       and the total outstanding amount owed to the Cap Provider:_________________________


(vii)  Pool Balance at the end of the related Collection Period: $500,930,447.27

(viii) After giving effect to distributions on this Distribution Date:
       (a) (1)  Outstanding principal amount of Class A-1 Notes:        $ 92,153,399.80
           (2)  Pool Factor for the Class A-1 Notes:    0.92153400
       (b) (1)  Outstanding principal amount of Class A-2 Notes:        $450,000,000.00
           (2)  Pool Factor for the Class A-2 Notes:    1.00000000


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
(ix)    Note Interest Rate for the Notes:
        (a)     In general
                (1)      Three-Month Libor was
                         6.7612500%  for the period from the Closing Date to but excluding 8/25/00 and
                         6.6900000%  for the period from and including 8/25/00 to but excluding 11/27/2000 and
                (2)      The Student Loan Rate was:  6.5037393%
        (b)     Note Interest Rate for the Class A-1 Notes:    6.8488608%               (Based on 3-Month LIBOR)
        (c)     Note Interest Rate for the Class A-2 Notes:    7.0388608%               (Based on 3-Month LIBOR)

(x)             Amount of Master Servicing Fee for  related Collection Period:    $1,051,578.96
                          $ 0.000010516, per $1,000 original principal amount of Class A-1 Notes.
                          $ 0.000002337, per $1,000 original principal amount of Class A-2 Notes.

(xi)            Amount of Administration Fee for related Collection Period:    $3,000.00
                          $ 0.000000030                   , per $1,000 original principal amount of Class A-1 Notes.
                          $ 0.000000007                   , per $1,000 original principal amount of Class A-2 Notes.

(xii)   (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:  $81,316.34
        (b)     Delinquent Contracts                  # Disb.        %        $ Amount             %
                                                      -------       ---     -----------           ---
                30-60 Days Delinquent                   539        2.30%    $  5,758,850         2.57%
                61-90 Days Delinquent                   382        1.63%    $  4,117,472         1.84%
                91-120 Days Delinquent                  335        1.43%    $  3,067,554         1.37%
                More than 120 Days Delinquent           171        0.73%    $  2,025,220         0.91%
                Claims Filed Awaiting Payment            77        0.33%    $    810,867         0.36%
                                                      -------      -----    ------------         -----
                   TOTAL                              1,504        6.43%    $ 15,779,963         7.05%

        (c)     Amounts of any Insured Payments made under the Securities Guaranty Ins Policy: $     -
        (d)     Reserve Account Balance                                                        $9,625,000
                Draw for this Distribution Date                                                $     -
                Realized Loss Draw                                                             $     -
(xiii)  Amount in the Prefunding Account:                                 $31,153,941.86

(xiv)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                Subsequent Pool Student Loans:                                      0.00

(xv)    Amount in the Pre-Funding Account at the end of the Funding period to be distributed:     $0.00

(xvi)   Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date: $123,750.00

(xvii) Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy: __________________

(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the Securities Guaranty Insurance Policy:________________________________________

(xix)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:     $98,678.85
        The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:         0.00
        The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:           $0.00
        The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:            0.00
        and the amount of any Termination Pymt either paid by or made to the Trust on         0.00
        such Distribution Date:



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